UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-4946

THOMPSON IM FUNDS, INC.
(Exact name of registrant as specified in charter)

918 Deming Way
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

John W. Thompson
Chief Executive Officer and President
Thompson IM Funds, Inc.
918 Deming Way
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Fredrick G. Lautz, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2013

Date of reporting period: November 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

ANNUAL REPORT
NOVEMBER 30, 2013

THOMPSON
LARGECAP FUND®
(THPGX)

THOMPSON
MIDCAP FUND®
(THPMX)

THOMPSON
BOND FUND®
(THOPX)

THOMPSON IM FUNDS, INC.
SMART INVESTING STARTS HERE

Telephone: 1-800-999-0887
www.thompsonim.com

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the Advisor or portfolio manager and the ability of the Advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2013

CONTENTS

Page(s)
LARGECAP FUND
Investment review	3-5
Schedule of investments	6-7

MIDCAP FUND
Investment review	8-10
Schedule of investments	11-12

BOND FUND
Investment review	13-16
Schedule of investments	17-27

FUND EXPENSE EXAMPLES	28

FINANCIAL STATEMENTS
Statements of assets and liabilities	29
Statements of operations	30
Statements of changes in net assets	31
Notes to financial statements	32-37
Financial highlights	38-40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41

DIRECTORS AND OFFICERS	42-43

ADDITIONAL INFORMATION	44-47

This report contains information for existing shareholders of Thompson IM Funds, Inc. It does not constitute an offer to sell. This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
A Prospectus can be obtained by calling 1-800-999-0887.

Please read your Prospectus carefully.

LARGECAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2013

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA
       John W. Thompson, CFA

Performance

The LargeCap Fund produced a total return of 36.33% for the fiscal year ended November 30, 2013, as compared to its benchmark, the S&P 500 Index, which returned 30.30%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/13
	1 Year	3 Year	5 Year	10 Year
Thompson LargeCap Fund	36.33%	17.12%	19.27%	3.80%
S&P 500 Index	30.30%	17.73%	17.60%	7.69%

Gross Expense Ratio as of 03/31/13 was 1.31%.
Net Expense Ratio after reimbursement was 1.15% as of 12/1/13.*

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2015 so that the annual operating expenses of the Fund do not exceed 1.15% of its average daily net assets.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Thompson Investment Management, Inc. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The Thompson IM Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates, and none of S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates makes any representation regarding the advisability of investing in such products.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2013

Management Commentary

The fiscal year proved to be a good one for shareholders, with strong relative and absolute performance. Our pro-cyclical positioning of the portfolio was rewarded, with both sector and individual issue attribution contributing to relative returns. Consumer Discretionary, Technology and Consumer Staples were the best performing areas in the portfolio, but winners were also scattered throughout most of the other areas of the market. Only Health Care was materially disappointing. While our individual holdings in that sector performed in line with the overall sector, our failure to overweight the total sector hurt our relative performance as it bucked the trend and outperformed despite typically being defensive in nature.

Going forward, we believe the market is fairly valued and has the potential to offer investors returns comparable to future earnings growth. This is in contrast to the past four years, when the market was cheap and offered the prospect of both earnings growth and multiple expansion. As a result, we feel it is unlikely that the S&P 500’s return over the next four years will match the 25.72% annualized return investors have enjoyed since the market bottom in March 2009. Instead, something closer to the long term historical averages (which tend to match earnings growth) seems more reasonable to us.

Even if our intermediate forecast is correct, it doesn’t mean the market will move in a linear fashion. It wouldn’t surprise us to see a reversal of the massive flows out of equities into fixed income, as rising rates are likely to cause returns in that sector to be depressed for the next several years. As a result, money could flood back into equities and we could see positive returns beyond those expected from earnings growth alone. This could be followed by a consolidation period where returns may be stagnant. Said another way, we believe markets tend to run until they are overvalued relative to their intrinsic worth, rather than merely fairly valued. As such, we believe that large cap stocks still have the potential to produce attractive returns in the near-term from here.

Whether the market’s return is linear or front-end loaded, we believe either scenario benefits more from a greater emphasis on stock selection, as we believe betting broadly on the overall market is unlikely to provide outsized returns from this point. We believe this plays to our strength as managers. Since the current team of portfolio managers took over the management of the LargeCap Fund in January 2009, the cumulative return through the end of the fiscal year has been 158.02% versus 143.04% for the S&P 500 index. Much of this relative return was generated by individual stock selection, rather than a broad market call or sector weightings. In an environment where security analysis is at an even greater premium, we are hopeful that shareholders will continue to be rewarded going forward too.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, tax, and other laws. A REIT’s share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 6 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the fund’s future returns.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2013

Sector Weightings at 11/30/13
% of Total Investments

Top 10 Equity Holdings at 11/30/13
		% of Fund’s
Company	Industry	Net Assets
Microsoft Corp.	Software & Computer Services	3.32%
Exxon Mobil Corp.	Oil & Gas Producers	2.81%
Bank of America Corp.	Banks	2.51%
Qualcomm, Inc.	Technology Hardware & Equipment	2.17%
General Electric Co.	General Industrials	2.09%
JPMorgan Chase & Co.	Banks	2.09%
Citigroup Inc.	Banks	2.08%
Express Scripts Holding Co.	Health Care Equipment & Services	2.04%
Walgreen Co.	Food & Drug Retailers	1.96%
JDS Uniphase Corp.	Technology Hardware & Equipment	1.93%

As of November 30, 2013, 100.1% of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS
November 30, 2013

	Shares	Value
COMMON STOCKS - 99.8%

Consumer Discretionary - 11.6%
Automobiles & Parts - 2.9%
Harley-Davidson, Inc.	14,650	$981,843
Johnson Controls, Inc.	36,400	1,838,564
LKQ Corp. (a)	22,850	757,478
		3,577,885
General Retailers - 3.5%
Bed Bath & Beyond Inc. (a)	16,075	1,254,332
Kohl’s Corp.	29,335	1,621,639
Target Corp.	23,835	1,523,772
		4,399,743
Household Products - 1.4%
D.R. Horton, Inc.	34,225	680,393
Jarden Corp. (a)	19,185	1,078,964
		1,759,357
Leisure Goods - 0.6%
Brunswick Corp.	16,300	744,910

Media - 2.4%
The Walt Disney Co.	17,800	1,255,612
Time Warner Inc.	13,225	869,015
Viacom Inc. Class B	11,175	895,900
		3,020,527
Personal Goods - 0.8%
Hanesbrands, Inc.	13,550	949,855

Consumer Staples - 6.6%
Beverages - 1.1%
PepsiCo, Inc.	15,650	1,321,799

Food & Drug Retailers - 4.6%
CVS Caremark Corp.	19,525	1,307,394
Walgreen Co.	41,350	2,447,920
Wal-Mart Stores, Inc.	24,150	1,956,391
		5,711,705
Household Goods &
Home Construction - 0.9%
The Procter & Gamble Co.	12,825	1,080,122

Energy - 14.6%
Oil & Gas Producers - 12.7%
Anadarko Petroleum Corp.	12,992	1,153,949
Apache Corp.	13,300	1,216,817
Chevron Corp.	17,795	2,178,820
Devon Energy Corp.	24,200	1,467,004
Encana Corp.	50,225	963,818
Exxon Mobil Corp.	37,470	3,502,696
Forest Oil Corp. (a)	170,825	755,047
Hess Corp.	10,920	885,940
Noble Energy, Inc.	17,525	1,230,956
PetroChina Co. Ltd. ADR	10,925	1,300,512
Southwestern Energy Co. (a)	32,275	1,247,752
		15,903,311
Oil Equipment, Services &
Distribution - 1.9%
Helmerich & Payne, Inc.	7,950	612,150
Schlumberger Ltd.	19,519	1,725,870
		2,338,020
Financials - 17.9%
Banks - 10.5%
Associated Banc-Corp	74,115	1,277,743
Bank of America Corp.	198,350	3,137,897
Citigroup Inc.	49,150	2,601,018
First Horizon National Corp.	110,510	1,238,817
JPMorgan Chase & Co.	45,575	2,607,801
PNC Financial Services Group, Inc.	12,530	964,184
SunTrust Banks, Inc.	17,825	645,800
Zions Bancorporation	22,150	649,660
		13,122,920
Financial Services - 5.4%
CIT Group Inc.	25,400	1,282,192
Discover Financial Services	12,070	643,331
MSCI Inc. (a)	38,075	1,690,149
Northern Trust Corp.	21,595	1,273,889
State Street Corp.	26,400	1,916,904
		6,806,465
Insurance - 1.0%
Aflac, Inc.	18,760	1,245,101

Real Estate Investment
Trusts - 1.0%
DiamondRock Hospitality Co.	56,425	644,938
Host Hotels & Resorts Inc.	33,425	615,354
		1,260,292
Health Care - 11.5%
Health Care Equipment &
Services - 6.2%
Baxter Int’l. Inc.	18,910	1,294,389
Express Scripts Holding Co. (a)	37,775	2,544,146
Henry Schein, Inc. (a)	5,565	634,410
Hologic, Inc. (a)	61,525	1,377,545
Medtronic, Inc.	11,565	662,906
ResMed Inc.	12,100	590,601
Zimmer Holdings, Inc.	7,350	671,864
		7,775,861

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2013

	Shares	Value
COMMON STOCKS (continued)

Health Care (continued)
	Health Care Services - 1.4%
McKesson Corp.	10,200	$1,692,078

Pharmaceuticals &
Biotechnology - 3.9%
Amgen Inc.	8,140	928,611
Celgene Corp. (a)	8,100	1,310,337
Exact Sciences Corp. (a)	117,000	1,436,760
Johnson & Johnson	12,635	1,196,029
		4,871,737
Industrials - 12.9%
	Construction & Materials - 1.4%
Masco Corp.	76,400	1,712,888

	Electrical Equipment - 1.2%
Emerson Electric Co.	22,625	1,515,649

General Industrials - 3.7%
General Electric Co.	97,950	2,611,347
3M Co.	14,670	1,958,592
		4,569,939
	Industrial Engineering - 4.7%
ABB Ltd. ADR	91,075	2,326,966
Illinois Tool Works Inc.	16,025	1,275,269
Ingersoll-Rand PLC (a)	10,300	735,626
Rockwell Automation, Inc.	13,775	1,564,564
		5,902,425
	Industrial Transportation - 1.0%
FedEx Corp.	9,125	1,265,637

Support Services - 0.9%
Mobile Mini, Inc. (a)	27,950	1,129,180

Information Technology - 24.7%
Computer Programs - 1.4%
Electronic Arts Inc. (a)	46,885	1,039,909
Take-Two Interactive
Software, Inc. (a)	41,100	672,396
		1,712,305
Electronic & Electrical
Equipment - 0.9%
Maxwell Technologies, Inc. (a)	145,450	1,156,328

Internet Programs &
Services - 0.8%
eBay Inc. (a)	19,070	963,416

IT Services - 1.7%
Alliance Data Systems Corp. (a)	3,750	908,475
Visa Inc. Class A	6,020	1,224,829
		2,133,304
Software & Computer
Services - 6.2%
Google Inc. Class A (a)	1,925	2,039,711
Microsoft Corp.	108,551	4,139,050
Oracle Corp.	45,250	1,596,872
		7,775,633
Technology Hardware &
Equipment - 13.7%
Altera Corp.	37,000	1,193,250
Broadcom Corp. Class A	70,915	1,892,721
Cisco Systems, Inc.	107,985	2,294,681
EMC Corp.	52,975	1,263,454
Hewlett-Packard Co.	49,400	1,351,090
Intel Corp.	92,725	2,210,564
JDS Uniphase Corp. (a)	197,910	2,402,627
Linear Technology Corp.	22,645	963,545
Maxim Integrated Products, Inc.	30,930	880,886
Qualcomm, Inc.	36,730	2,702,593
		17,155,411

TOTAL COMMON STOCKS
(COST $104,266,213)		124,573,803

SHORT-TERM INVESTMENTS - 0.3%

Money Market Funds - 0.3%
Fidelity Money Market Portfolio
Class I, 0.045% (b)	366,363	366,363

Total Money Market Funds		366,363

TOTAL SHORT-TERM
INVESTMENTS (COST $366,363)		366,363

TOTAL INVESTMENTS - 100.1%
(COST $104,632,576)		124,940,166

NET OTHER ASSETS AND
LIABILITIES - (0.1%)		(141,920)

NET ASSETS - 100.0%		$124,798,246

(a) Non-income producing security.
(b) Interest rate shown represents the 7-day yield at November 30, 2013.

ADR: American Depositary Receipt
PLC: Public Limited Company

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2013

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA
       John W. Thompson, CFA

Performance

The MidCap Fund produced a total return of 35.65% for the fiscal year ended November 30, 2013, as compared to its benchmark, the Russell Midcap Index, which returned 33.81%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/13
				Since
				Inception
	1 Year	3 Year	5 Year	(03/31/08)
Thompson MidCap Fund	35.65%	17.19%	24.55%	11.49%
Russell Midcap Index	33.81%	17.34%	22.67%	10.17%

Gross Expense Ratio as of 03/31/13 was 1.83%.
Net Expense Ratio after reimbursement was 1.30%.*

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund through March 31, 2014 so that the annual operating expenses of the Fund do not exceed 1.30% of its average daily net assets.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2013

Management Commentary

Positive relative performance for the fiscal year came both from good sector allocation decisions and solid stock selection. The best stock selection was in the Financial Sector, with Associated Banc-Corp and MSCI Inc. performing well. The worst stock selection was in Consumer Staples. The Fund’s securities in this sector actually appreciated nicely. They just didn’t keep up with some exceptional sector performers, such as Green Mountain Coffee Roasters, Inc. Overall, we’re very pleased with the portfolio’s performance, and are focused on keeping the Fund competitive in the coming years.

We often discuss our investment strategy and how we use fundamental analysis to inform our portfolio decisions. The broader question of why to invest in mid cap stocks at all is also worth exploring. There are some commonalities to be found among many of the positions in the portfolio. First, these are companies that have generally moved beyond the intense uncertainty of the startup phase that can sometimes plague stocks in the small cap universe. You may not have heard of them, but they’re usually capable of generating a profit and have the potential to grow it. Not all of them will thrive, but the risk of outright failure is typically less than you’ll find in small caps.

Second, each story is often driven by a distinct edge that allows them to either consolidate a fragmented market or take market share from large companies. It could be a transformational technology like 3D printers, such as those produced by Stratasys and 3D Systems. In Alliance Data Systems’ case, the company provides a conduit through which companies can target their marketing to the specific populations that are most likely to want their products. Jarden is leveraging an efficient distribution network to revitalize brands that have been undervalued and underutilized by previous stewards. These sorts of distinct edges are in contrast to many large cap companies, which in many cases are much more affected by macroeconomic trends. Large caps tend to depend more on gross domestic product (GDP) growth and stock buybacks to drive their earnings growth, because in many cases their markets are saturated and their “edge” is being challenged by smaller companies.

Mid cap stocks can therefore be an attractive option for some U.S. equity investors. Mid cap investors may in the long run experience less volatility than small cap investors, and will own companies that in the aggregate have the potential to grow earnings at an attractive rate over time despite macroeconomic fluctuations.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Midcap companies tend to have limited liquidity and greater volatility than large-capitalization companies. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, tax, and other laws. A REIT’s share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 11 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the fund’s future returns.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2013

Sector Weightings at 11/30/13
% of Total Investments

Top 10 Equity Holdings at 11/30/13
		% of Fund’s
Company	Industry	Net Assets
MSCI Inc.	Financial Services	2.08%
Broadcom Corp. Class A	Technology Hardware & Equipment	2.03%
First Horizon National Corp.	Banks	2.02%
JDS Uniphase Corp.	Technology Hardware & Equipment	2.01%
Darden Restaurants, Inc.	Travel & Leisure	1.86%
Jarden Corp.	Household Products	1.84%
Associated Banc-Corp	Banks	1.78%
Northern Trust Corp.	Financial Services	1.78%
Kohl’s Corp.	General Retailers	1.78%
Bed Bath & Beyond Inc.	General Retailers	1.75%

As of November 30, 2013, 100.5% of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS
November 30, 2013

	Shares	Value
COMMON STOCKS - 100.0%

Consumer Discretionary - 18.6%
Automobiles & Parts - 2.9%
Allison Transmission Holdings, Inc.	14,850	$404,217
Harley-Davidson, Inc.	5,575	373,636
LKQ Corp. (a)	9,670	320,561
		1,098,414
General Retailers - 7.0%
Bed Bath & Beyond Inc. (a)	8,430	657,793
Chico’s FAS, Inc.	16,275	304,180
Jos. A. Bank Clothiers, Inc. (a)	9,385	533,256
Kohl’s Corp.	12,085	668,059
Nordstrom, Inc.	7,600	472,796
		2,636,084
Household Products - 2.4%
D.R. Horton, Inc.	10,125	201,285
Jarden Corp. (a)	12,312	692,427
		893,712
Leisure Goods - 1.1%
Brunswick Corp.	8,900	406,730

Personal Goods - 3.3%
Coach, Inc.	10,780	624,162
Hanesbrands, Inc.	8,540	598,654
		1,222,816
Travel & Leisure - 1.9%
Darden Restaurants, Inc.	13,150	701,289

Consumer Staples - 1.8%
Food Producers - 1.8%
Ingredion Inc.	2,725	188,461
McCormick & Co., Inc.	2,043	140,967
The J. M. Smucker Co.	3,162	329,607
		659,035
Energy - 9.4%
Oil & Gas Producers - 7.1%
Bill Barrett Corp. (a)	6,190	166,449
Denbury Resources Inc. (a)	4,685	78,146
Encana Corp.	19,825	380,442
Forest Oil Corp. (a)	48,125	212,713
Goodrich Petroleum Corp. (a)	6,300	121,212
Murphy Oil Corp.	3,551	230,566
Noble Energy, Inc.	9,150	642,696
Oasis Petroleum Inc. (a)	4,100	189,133
Range Resources Corp.	4,485	348,260
Southwestern Energy Co. (a)	5,100	197,166
Ultra Petroleum Corp. (a)	4,175	85,462
		2,652,245
Oil Equipment, Services &
Distribution - 2.3%
Cameron Int’l. Corp. (a)	3,375	186,941
Dresser-Rand Group, Inc. (a)	4,220	238,177
FMC Technologies, Inc. (a)	3,775	181,578
Helmerich & Payne, Inc.	3,470	267,190
		873,886
Financials - 20.2%
Banks - 7.1%
Associated Banc-Corp	38,930	671,153
First Horizon National Corp.	67,720	759,141
Flagstar Bancorp, Inc. (a)	15,525	284,884
Regions Financial Corp.	19,160	186,427
SunTrust Banks, Inc.	10,595	383,857
Zions Bancorporation	13,460	394,782
		2,680,244
Financial Services - 7.4%
CIT Group Inc.	11,305	570,676
Discover Financial Services	8,929	475,916
Eaton Vance Corp.	6,745	282,008
MSCI Inc. (a)	17,610	781,708
Northern Trust Corp.	11,375	671,011
		2,781,319
Insurance - 1.8%
Cincinnati Financial Corp.	5,440	285,110
Unum Group	11,255	377,830
		662,940
Real Estate Investment
Trusts - 3.9%
Annaly Capital Management Inc.	35,125	356,870
DiamondRock Hospitality Co.	33,100	378,333
Host Hotels & Resorts Inc.	19,585	360,560
LaSalle Hotel Properties	11,620	363,938
		1,459,701
Health Care - 14.0%
Health Care Equipment &
Services - 10.0%
Hanger, Inc. (a)	10,800	419,472
Henry Schein, Inc. (a)	3,169	361,266
Hologic, Inc. (a)	22,075	494,259
Masimo Corp. (a)	7,500	214,725
MedAssets Inc. (a)	25,865	557,132
Natus Medical Inc. (a)	20,900	481,327
Patterson Cos., Inc.	7,580	314,494
ResMed Inc.	11,421	557,459
Zimmer Holdings, Inc.	4,150	379,351
		3,779,485
Health Care Services - 1.1%
McKesson Corp.	2,495	413,896

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2013

	Shares	Value
COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals &
Biotechnology - 2.9%
Exact Sciences Corp. (a)	43,475	$533,873
Illumina, Inc. (a)	2,325	227,850
Myriad Genetics, Inc. (a)	10,550	313,863
		1,075,586
Industrials - 12.7%
Construction &
Materials - 3.0%
Masco Corp.	27,050	606,461
Mueller Water Products, Inc. Class A	27,900	240,219
USG Corp. (a)	10,350	283,487
		1,130,167
Electrical Equipment - 1.3%
Regal-Beloit Corp.	6,630	487,835

Industrial Engineering - 4.7%
Ingersoll-Rand PLC (a)	8,350	596,357
Rockwell Automation, Inc.	5,025	570,739
SPX Corp.	6,375	603,330
		1,770,426
Industrial Transportation - 0.9%
Expeditors Int’l. of
Washington, Inc.	8,175	355,122

Support Services - 2.8%
Cintas Corp.	6,595	366,023
Mobile Mini, Inc. (a)	10,420	420,968
W.W. Grainger, Inc.	1,063	274,169
		1,061,160
Information Technology - 17.8%
Computer Programs - 1.8%
Electronic Arts Inc. (a)	13,540	300,317
Take-Two Interactive
Software, Inc. (a)	23,460	383,806
		684,123
Electronic & Electrical
Equipment - 1.7%
Maxwell Technologies, Inc. (a)	82,225	653,689

Internet Programs &
Services - 1.3%
Liquidity Services, Inc. (a)	21,500	498,155

IT Services - 2.0%
Alliance Data Systems Corp. (a)	1,950	472,407
Fiserv, Inc. (a)	2,672	293,626
		766,033
Technology Hardware &
Equipment - 11.0%
Altera Corp.	11,750	378,937
Broadcom Corp. Class A	28,630	764,135
Cavium Inc. (a)	12,550	454,310
InvenSense Inc. (a)	16,900	292,201
JDS Uniphase Corp. (a)	62,231	755,484
Linear Technology Corp.	8,915	379,333
Maxim Integrated Products, Inc.	19,916	567,208
Stratasys Ltd. (a)	2,025	238,484
3D Systems Corp. (a)	3,850	289,366
		4,119,458
Materials - 3.6%
Chemicals - 2.9%
Ecolab Inc.	5,181	555,248
Int’l. Flavors & Fragrances Inc.	6,010	530,983
		1,086,231
Household Materials - 0.7%
The Scotts Miracle-Gro Co. Class A	4,596	269,234

Utilities - 1.9%
Electricity - 0.5%
Pepco Holdings, Inc.	9,513	181,508

Gas, Water & Multiutilities - 1.4%
MDU Resources Group, Inc.	8,625	255,904
SCANA Corp.	5,950	280,662
		536,566

TOTAL COMMON STOCKS
(COST $30,890,271)		37,597,089

SHORT-TERM INVESTMENTS - 0.5%

Money Market Funds - 0.5%
Fidelity Money Market Portfolio
Class I, 0.045% (b)	200,199	200,199

Total Money Market Funds		200,199

TOTAL SHORT-TERM
INVESTMENTS (COST $200,199)		200,199

TOTAL INVESTMENTS - 100.5%
(COST $31,090,470)		37,797,288

NET OTHER ASSETS AND
LIABILITIES - (0.5%)		(189,270)

NET ASSETS - 100.0%		$37,608,018

(a) Non-income producing security.
(b)		Interest rate shown represents the 7-day yield rate at November 30, 2013.

PLC: Public Limited Company

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)
November 30, 2013

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA
       John W. Thompson, CFA

Performance

The Bond Fund produced a total return of 3.24% for the fiscal year ended November 30, 2013, as compared to its benchmark, the Barclays U.S. Government/Credit 1-5 Year Index, which returned 0.68%, and as compared to the Barclays U.S. Credit 1-5 Year Index, which returned 1.69%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns Through 11/30/13
	1 Year	3 Year	5 Year	10 Year
Thompson Bond Fund	3.24%	4.98%	10.06%	5.89%
Barclays U.S. Gov’t./Credit 1-5 Year Index	0.68%	1.82%	3.29%	3.53%
Barclays U.S. Credit 1-5 Year Index	1.69%	3.17%	6.27%	4.28%

Gross Expense Ratio as of 03/31/13 was 0.78%.	30-Day SEC Yield as of 11/30/13 was 2.87%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may have been in effect. In the absence of such waivers, total return would have been reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Barclays U.S. Government/Credit 1-5 Year Index is a market-value-weighted index of all investment-grade bonds with maturities of more than one year and less than 5 years. The Barclays U.S. Credit 1-5 Year Index is a market-value-weighted index which includes virtually every major investment-grade rated corporate bond with 1-5 years remaining until maturity that serves as a supplementary benchmark. You cannot directly invest in an index.

Barclays® is a trademark of Barclays Bank PLC.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2013

Management Commentary

The basic strategy that has helped the Fund over the past several years continues in place. We are overweight corporate bonds because in our opinion shareholders are being paid to take credit risk instead of interest rate risk. This can and probably will change at some point in the future. For now we expect the corporate overweight to continue.

The fiscal year saw an overall reversal of a three decade decline in interest rates. Over the course of the entire fiscal year, the prevailing yields on the 5-Year Treasury rose by almost 80 basis points while the yields on the 10-Year Treasury increased over 100 basis points. The impact of these changes on bond prices was, predictably, negative. By the end of June, both the Fund’s primary and secondary benchmarks had suffered negative returns during the fund fiscal year to date, and the Bond Fund’s performance was only modestly positive. While recent months have restored all three returns to positive territory, the overall performance of bonds was depressed because of the rising rates.

However, despite this overall pattern there were three distinctly different environments for bond investors during the fiscal year. For the first 4-5 months credit spreads were narrow – especially at the long end of the Fund’s maturity ladder1. There simply wasn’t enough of a reward being offered on most bonds relative to the interest-rate risk being taken to justify continuing to buy bonds in this portion of the Fund’s maturity structure. We responded by increasing our purchases of short maturity corporate bonds coming due in one year or less. We essentially determined that it was prudent to sacrifice higher yield in exchange for less risk.

Conversely, amidst the substantial market dislocation in June we increased the purchase of bonds at the long end of the Fund’s maturity ladder (2017 - 2020). Generally, we use sales of additional Fund shares and revenues from bond maturities and bond interest to finance new bond purchases. However, during this period we found prices so attractive that we actually sold many short maturity bonds to take advantage of them. These were similar to the actions we took in the fall of 2011, but more dramatic. In this case, we decided that it was in the best interest of shareholders for us to take increased interest-rate risk on purchases, because we felt we were getting rewarded so well on price and yield.

The final few months of the fiscal year marked a return to “normalcy.” Interest rates and credit spreads didn’t change much from the beginning to the end. Even with substantial public hand wringing over the potential beginning-of-the-end of the Federal Reserve’s Quantitative Easing, the market was generally rational. Consequently, we were able to identify many attractive opportunities throughout the period, but not to the extent that required significant selling of existing holdings.

The point of reviewing all this is to illustrate that one of our philosophies is to try to take advantage of the opportunities given by the market, and not more. We depend on our credit research to give us the comfort to buy bonds when we think the market has overreacted. We were genuinely excited at the end of June, because we believed that the severe market disruption had given us the opportunity to improve the overall profile of the Fund. At the same time, as much as we like yield, we are loath to stretch for it. The market generally tells us what to do. If there aren’t great opportunities, we’ll stay more conservative with purchases. If there are, we’ll be aggressive. Hopefully, if we employ this strategy well over time, value will accrue to shareholders.

____________________

1 In a bond ladder, the bonds’ maturity dates are evenly spaced across several months or several years so that the bonds are maturing and the proceeds are being reinvested at regular intervals.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2013

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Investments in bonds of foreign issuers involve greater volatility, political and economic risks, and differences in accounting methods. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the Schedule of Investments on page 17 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Yield is the income earned from a bond, which takes into account the sum of the interest payment, the redemption value at the bond’s maturity, and the initial purchase price of the bond.

Although the makeup of the Fund’s portfolio is constantly changing, as of November 30, 2013, 87.75% of the Fund’s portfolio was invested in corporate bonds. Due to prevailing market conditions, the composition of the Fund’s portfolio as of that date was consistent with the composition of the Fund’s portfolio over the past 5 years. In addition, as of November 30, 2013, 84.16% of the Fund’s portfolio was invested in bonds rated BBB. For portfolio information current as of the most recent quarter-end, please call 1-800-999-0887 or visit our website at www.thompsonim.com. Compared to a portfolio that is more evenly allocated between government and corporate bonds, a portfolio that is heavily allocated to corporate bonds may provide higher returns, but is also subject to greater levels of credit and liquidity risk and to greater price fluctuations. A portfolio that is significantly allocated to bonds having lower investment-grade ratings may also be subject to greater levels of credit and liquidity risk and experience greater price fluctuations than a portfolio comprised of higher-rated investment-grade bonds.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2013

Portfolio Concentration at 11/30/13
(Includes cash and cash equivalents)
% Total Investments
Quality
U.S. Government & Agency Issues	0.04%
AA	3.19%
A	4.72%
BBB	84.16%
BB and Below	3.58%
Not Rated	3.94%
Money Market Funds	0.37%
100.00%

Effective Maturity
Under 1 year	14.94%
1 to 3 years	23.27%
3 to 5 years	46.35%
5 to 10 years	15.44%
100.00%

Asset Allocation
Corporate Bonds	87.75%
Asset-Backed Securities	8.82%
Taxable Municipal Bonds	2.62%
Convertible Bonds	0.40%
Money Market Funds	0.37%
Federal Agency Mortgage-Backed Securities	0.04%
100.00%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS
November 30, 2013

	Principal
	Amount	Value
BONDS - 97.4%

Asset-Backed Securities - 8.6%
Ameritech Capital Funding Corp.
9.100% due 6/1/2016	$3,936	$4,423

AWAS Aviation Capital Ltd.
7.000% due 10/17/2016 (d)	40,803,296	42,333,420

Basketball Properties Ltd.
6.650% due 3/1/2025 (d)	5,541,238	5,974,824

Beaver Valley II Funding
9.000% due 6/1/2017	4,000	4,035

British Airways PLC
5.625% due 6/20/2020,
Series 2013-1 (d)	30,160,000	31,215,600
5.625% due 6/20/2020,
Series 2013-1	100,000	103,500

Continental Airlines
9.250% due 5/10/2017,
Series 2009-2 B	630,959	697,209
6.000% due 1/12/2019,
Series 2010-1 B	74,449	76,124

Delta Air Lines
6.375% due 1/2/2016,
Series 2010-1 B	8,945,000	9,481,700
9.750% due 12/17/2016,
Series 2009-1 B	822,069	928,938
6.821% due 8/10/2022,
Series 2007-1 A	10,338,144	11,630,412
6.718% due 1/2/2023,
Series 2002-1 G-1	4,561	5,120

Doric Nimrod Air Alpha
6.125% due 11/30/2019,
Series 2013-1 (d)	13,000,000	13,455,000

Doric Nimrod Air
Finance Alpha Ltd.
6.500% due 5/30/2021,
Series 2012-1 B (d)	35,925,294	36,647,033

Express Pipeline LP
7.390% due 12/31/2017 (d)	2,358,000	2,544,025

Federal Express Corp.
7.630% due 1/1/2015,
Series 1993	2,721,808	2,789,853
7.020% due 1/15/2016,
Series 1998	2,267,442	2,397,820

FPL Energy Caithness
Funding Corp.
7.645% due 12/31/2018 (d)	2,168,960	2,306,149

General American Railcar
6.690% due 9/20/2016,
Series 1997-1 (d)	264,926	277,510
6.210% due 9/20/2017,
Series II	5,218,170	5,492,124
7.760% due 8/20/2018,
Series III (d)	989,318	1,038,796

Maritimes & Northeast
Pipeline LLC
7.500% due 5/31/2014 (d)	7,862,677	8,068,506

Midwest Family Housing LLC
5.168% due 7/1/2016 (d)	262,000	266,357

Norfolk Southern Railway Co.
6.150% due 4/1/2014	25,000	25,448

Northwest Airlines
7.575% due 3/1/2019,
Series 1999-2 A	1,115,080	1,265,616
7.027% due 11/1/2019,
Series 2007-1 A	8,032,103	8,917,241
6.264% due 11/20/2021,
Series 2002-1 G-2	1,156,226	1,183,050
7.041% due 4/1/2022,
Series 2001-1 A-1	427,929	483,560

PP&L Montana LLC
8.903% due 7/2/2020	2,108,419	2,357,255

Prologis, Inc.
7.810% due 2/1/2015	2,010,600	2,049,401

Total Asset-Backed Securities		194,020,049

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2013

	Principal
	Amount	Value
BONDS (continued)

Convertible Bonds - 0.4%
EMC Corp.
1.750% due 12/1/2013	$1,000,000	$1,483,231

Hospitality Properties Trust
3.800% due 3/15/2027	7,309,000	7,436,908

Total Convertible Bonds		8,920,139

Corporate Bonds - 85.8%
Advance Auto Parts, Inc.
5.750% due 5/1/2020	21,826,000	23,899,819

Air Lease Corp.
5.625% due 4/1/2017	26,060,000	28,600,850

Ameren Corp.
8.875% due 5/15/2014	1,427,000	1,477,877

American Express
6.650% due 9/15/2015	90,000	97,251
6.900% due 9/15/2015	277,000	301,869

American Financial Group, Inc.
9.875% due 6/15/2019	1,751,000	2,293,689

American General Finance
6.000% due 10/15/2014	1,000,000	1,015,000
6.000% due 12/15/2014	1,000,000	1,000,581

American Standard Inc.
5.500% due 4/1/2015	25,000	26,491

Ameriprise Financial, Inc.
7.518% due 6/1/2066 (a)	3,200,000	3,512,000

Amphenol Corp.
4.750% due 11/15/2014	698,000	723,586

Arden Realty LP
5.250% due 3/1/2015	3,040,000	3,158,904

Aspen Insurance Holdings Ltd.
6.000% due 8/15/2014	4,826,000	5,009,827

Astoria Financial Corp.
5.000% due 6/19/2017	30,082,000	31,915,317

Avnet, Inc.
5.875% due 3/15/2014	3,750,000	3,802,965
6.000% due 9/1/2015	225,000	242,869
6.625% due 9/15/2016	551,000	621,291

Avon Products, Inc.
5.750% due 3/1/2018	5,275,000	5,709,064
6.500% due 3/1/2019	25,992,000	28,510,833
4.600% due 3/15/2020	500,000	507,141

Axis Capital Holdings
5.750% due 12/1/2014	5,627,000	5,900,191

Bank of America Corp.
5.350% due 9/15/2015	549,000	580,615
5.250% due 12/1/2015	333,000	358,310
5.625% due 10/14/2016	935,000	1,047,293
6.000% due 8/15/2017	115,000	124,935
6.050% due 8/15/2017	948,000	1,042,587
5.750% due 12/1/2017	555,000	635,674
5.350% due 3/15/2018	81,000	87,819
5.800% due 2/15/2019	10,000	11,065
7.625% due 6/1/2019	730,000	912,893
6.400% due 8/15/2019	141,000	159,324
6.750% due 8/15/2019	671,000	788,873
4.625% due 3/30/2020 (b)	710,000	696,723
5.560% due 11/23/2020 (b)	95,000	95,603

Bear Stearns Cos. LLC
2.630% due 3/10/2014 (a)	270,000	268,604

Best Buy Co., Inc.
3.750% due 3/15/2016	17,902,000	18,528,570

Black Hills Corp.
9.000% due 5/15/2014	2,452,000	2,542,253

BMC Software, Inc.
7.250% due 6/1/2018	26,928,000	28,173,420

Boston Scientific Corp.
6.250% due 11/15/2015 (a)	3,358,000	3,680,076

Brocade Communications
Systems, Inc.
6.875% due 1/15/2020	13,363,000	14,398,632

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2013

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
CA, Inc.
6.125% due 12/1/2014	$1,953,000	$2,051,152

Capital One Financial
6.150% due 9/1/2016	300,000	336,788

Carpenter Technology Corp.
7.060% due 5/21/2018	500,000	543,084
7.030% due 5/22/2018	8,000	8,680

Centel Capital Corp.
9.000% due 10/15/2019	10,000	12,102

CenterPoint Energy, Inc.
6.850% due 6/1/2015	192,000	208,384

Citigroup, Inc.
5.000% due 9/15/2014	12,627,000	13,024,738
3.000% due 12/28/2014 (a)	1,050,000	1,049,475
6.010% due 1/15/2015	165,000	174,347
5.500% due 2/15/2017	180,000	199,783
4.250% due 12/15/2018 (b)	15,000	14,943
4.000% due 8/11/2020 (b)	240,000	239,549

Cliffs Natural Resources Inc.
3.950% due 1/15/2018	1,200,000	1,215,096
5.900% due 3/15/2020	47,285,000	49,652,087
4.875% due 4/1/2021	500,000	490,441

CNA Financial Corp.
5.850% due 12/15/2014	1,552,000	1,633,126
6.950% due 1/15/2018	605,000	702,222

Commercial Net Lease
Realty, Inc.
6.250% due 6/15/2014	1,060,000	1,089,263
6.150% due 12/15/2015	443,000	486,683

CommonWealth REIT
5.875% due 9/15/2020	7,141,000	7,354,916

Computer Sciences Corp.
6.500% due 3/15/2018	19,477,000	22,631,008

Continental Resources, Inc.
8.250% due 10/1/2019	10,897,000	11,959,457

Con-way Inc.
7.250% due 1/15/2018	13,089,000	14,960,596

Countrywide Financial Corp.
5.000% due 5/11/2015	30,000	29,810
5.750% due 6/24/2015 (b)	560,000	556,903
7.500% due 7/28/2015 (b)	140,000	137,247
6.250% due 5/15/2016	952,000	1,056,061
5.250% due 5/27/2020	279,000	281,487
6.000% due 8/26/2020 (b)	140,000	140,006

Countrywide Home Loans, Inc.
6.000% due 1/24/2018	1,112,000	1,097,427
5.500% due 5/16/2018	242,000	241,788

Coventry Health Care, Inc.
6.125% due 1/15/2015	1,136,000	1,204,008
5.950% due 3/15/2017	354,000	401,951

Darden Restaurants
7.125% due 2/1/2016	336,000	369,990

Discover Financial Services
6.450% due 6/12/2017	590,000	671,582
10.250% due 7/15/2019	10,592,000	13,639,212

Dominion Resources, Inc.
7.500% due 6/30/2066 (a)	8,625,000	9,261,094

Domtar Corp.
9.500% due 8/1/2016	580,000	678,972
10.750% due 6/1/2017	19,809,000	25,007,238

Dow Chemical Co.
2.850% due 5/15/2016	18,000	18,103

Duquesne Light Holdings Inc.
5.500% due 8/15/2015	6,819,000	7,242,412

Embraer Overseas Ltd.
6.375% due 1/24/2017	500,000	547,500

Endurance Specialty
Holdings Ltd.
6.150% due 10/15/2015	6,168,000	6,674,251

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2013

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Enel Finance Int’l. N.V.
6.250% due 9/15/2017 (d)	$2,706,000	$3,050,233
5.125% due 10/7/2019 (d)	5,000,000	5,408,450
5.125% due 10/7/2019	500,000	540,845

Expedia, Inc.
7.456% due 8/15/2018	17,549,000	20,624,375
5.950% due 8/15/2020	18,711,000	20,217,460

Fairfax Financial Holdings Ltd.
8.250% due 10/1/2015	1,904,000	2,119,104
7.375% due 4/15/2018	26,711,500	30,286,808
5.800% due 5/15/2021 (d)	12,040,000	12,316,210

Fidelity National Financial, Inc.
6.600% due 5/15/2017	16,009,000	17,885,111

Fidelity National Information
Services, Inc.
7.875% due 7/15/2020	46,710,000	51,264,225

First Horizon National Corp.
5.375% due 12/15/2015	895,000	966,190

First Tennessee Bank
5.050% due 1/15/2015	2,757,000	2,865,653
5.650% due 4/1/2016	5,247,000	5,674,541

Ford Motor Credit Co.
3.250% due 6/20/2014	46,000	46,208
1.750% due 9/20/2014	10,000	9,948

Fortune Brands, Inc.
5.375% due 1/15/2016	10,000	10,870

Frontier Oil Corp.
6.875% due 11/15/2018	22,736,000	24,441,200

Gazprom OAO Via Gaz
Capital S.A.
8.125% due 7/31/2014 (d)	9,996,000	10,432,825
4.950% due 5/23/2016 (d)	5,000,000	5,312,500
9.250% due 4/23/2019 (d)	1,500,000	1,841,250

GE Capital Trust I
6.375% due 11/15/2067 (a)	14,107,000	15,235,560

General Electric Capital Corp.
4.200% due 2/15/2014	51,000	51,242
5.600% due 7/15/2014	500,000	513,789
5.000% due 8/15/2014	17,000	17,453
5.250% due 6/15/2015	25,000	26,475
5.400% due 6/15/2015	59,000	62,454
5.500% due 8/15/2015	30,000	32,042
5.000% due 4/15/2016	45,000	48,532
6.750% due 4/15/2018	373,000	439,795
6.300% due 5/15/2018	1,790,000	2,055,285
6.000% due 7/15/2018	57,000	64,431
6.000% due 7/15/2018	39,000	44,369
6.375% due 11/15/2067 (a)	34,491,000	37,422,735

Genworth Financial Inc.
5.750% due 6/15/2014	4,198,000	4,325,174
8.625% due 12/15/2016	8,264,000	9,919,568
6.515% due 5/22/2018	17,629,000	20,346,740
7.700% due 6/15/2020	8,418,000	10,122,233
7.200% due 2/15/2021	423,000	495,610

GFI Group Inc.
10.375% due 7/19/2018 (a)	551,000	563,397

GMAC LLC
0.000% due 6/15/2015 (c)	1,250,000	1,193,750

Goldman Sachs Group, Inc.
5.625% due 1/15/2017	565,000	625,124

Great Plains Energy Inc.
6.875% due 9/15/2017	30,000	34,486

Harsco Corp.
5.750% due 5/15/2018	24,634,000	26,129,358

HCP, Inc.
6.000% due 3/1/2015	5,879,000	6,239,330
7.072% due 6/8/2015	703,000	764,650

Hewlett-Packard Co.
5.500% due 3/1/2018	6,498,000	7,267,279

Horace Mann Educators Corp.
6.850% due 4/15/2016	9,223,000	10,068,528

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2013

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Hospira, Inc.
6.050% due 3/30/2017	$13,212,000	$14,570,141

Hospitality Properties Trust
7.875% due 8/15/2014	11,141,000	11,296,506
5.125% due 2/15/2015	5,248,000	5,386,085
6.300% due 6/15/2016	296,000	321,558
5.625% due 3/15/2017	2,913,000	3,189,470
6.700% due 1/15/2018	3,507,000	3,962,598

Host Hotels & Resorts LP
5.875% due 6/15/2019	3,720,000	4,036,944
6.000% due 11/1/2020	396,000	431,762

HRPT Properties Trust
6.400% due 2/15/2015	10,000	10,319
5.750% due 11/1/2015	3,332,000	3,489,447
6.250% due 8/15/2016	3,833,000	4,104,886
6.250% due 6/15/2017	2,241,000	2,404,217
6.650% due 1/15/2018	22,275,000	24,290,754

HSBC Finance Corp.
3.300% due 1/10/2014 (a)	335,000	335,027
2.500% due 1/15/2014	5,000	5,008
2.400% due 2/15/2014	30,000	30,045
2.500% due 2/15/2014	696,000	697,709
4.950% due 3/15/2014	10,000	10,100
2.000% due 4/15/2014	100,000	100,296
2.050% due 4/15/2014	20,000	20,063
2.150% due 4/15/2014	25,000	25,088
5.600% due 4/15/2014	756,000	762,353
1.900% due 6/15/2014	20,000	20,012
2.000% due 7/15/2014	40,000	40,098
5.000% due 7/15/2014	20,000	20,383
5.250% due 7/15/2014	43,000	43,843
5.500% due 7/15/2014	90,000	92,051
4.500% due 8/15/2014	236,000	240,910
6.000% due 8/15/2014	562,000	579,456
6.000% due 8/15/2014	86,000	88,630
4.600% due 9/15/2014	64,000	65,472
4.700% due 9/15/2014	15,000	15,376
5.650% due 9/15/2014	163,000	168,526
5.700% due 9/15/2014	74,000	76,597
5.800% due 9/15/2014	184,000	189,529
5.850% due 9/15/2014	346,000	356,203
5.650% due 10/15/2014	75,000	77,747
5.750% due 10/15/2014	283,000	293,857
5.350% due 11/15/2014	59,000	61,266
5.600% due 2/15/2018	250,000	278,599

HSBC USA Inc.
9.500% due 4/15/2014	157,000	162,011

Iberdrola Finance Ireland Ltd.
5.000% due 9/11/2019 (d)	12,453,000	13,510,422

Ingram Micro Inc.
5.250% due 9/1/2017	1,000,000	1,066,702

International Game Technology
7.500% due 6/15/2019	598,000	705,224

Jabil Circuit, Inc.
7.750% due 7/15/2016	779,000	886,112
8.250% due 3/15/2018	43,363,000	51,385,155

Janus Capital Group Inc.
6.119% due 4/15/2014	40,000	40,262

John Hancock Life Ins. Co.
5.000% due 12/15/2013	5,000	5,005
5.450% due 9/15/2015	201,000	212,110
5.450% due 10/15/2015	29,000	30,742
5.500% due 11/15/2015	75,000	79,582
5.250% due 12/15/2015	25,000	26,453
5.500% due 12/15/2015	25,000	26,576
5.000% due 4/15/2016	60,000	63,523

JPMorgan Chase & Co.
7.900% due 4/30/2018 (a) (e)	46,244,000	51,099,620
5.250% due 5/15/2018	65,000	65,011
5.250% due 3/15/2019	20,000	19,892

Lexmark International, Inc.
6.650% due 6/1/2018	3,370,000	3,802,108

LG&E and KU Energy LLC
2.125% due 11/15/2015 (d)	150,000	153,075

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2013

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Liberty Property LP
5.650% due 8/15/2014	$36,000	$37,129

Manufacturers & Traders
Trust Co.
5.585% due 12/28/2020 (a)	347,000	356,928

Marriott International, Inc.
5.810% due 11/10/2015	373,000	406,750

Masco Corp.
4.800% due 6/15/2015	1,475,000	1,541,375
6.125% due 10/3/2016	4,502,000	5,019,730
5.850% due 3/15/2017	2,985,000	3,253,650
6.625% due 4/15/2018	13,126,000	14,504,230
7.125% due 3/15/2020	1,440,000	1,634,400

Maytag Corp.
5.000% due 5/15/2015	50,000	52,556

MBIA Inc.
6.400% due 8/15/2022	51,353,000	51,096,235

MBNA Corp.
5.000% due 6/15/2015	800,000	848,880

Merrill Lynch & Co.
5.000% due 1/15/2015	343,000	358,947
5.300% due 9/30/2015	1,712,000	1,841,391
6.050% due 5/16/2016	3,000,000	3,321,588
6.400% due 8/28/2017	3,048,000	3,543,007
6.875% due 4/25/2018	233,000	278,168
6.500% due 7/15/2018	2,668,000	3,138,222
6.875% due 11/15/2018	2,316,000	2,795,829
8.400% due 11/1/2019	310,000	391,216

Morgan Stanley
4.750% due 4/1/2014	820,000	830,608
6.000% due 5/13/2014	695,000	711,896
4.200% due 11/20/2014	496,000	512,819
6.000% due 4/28/2015	3,753,000	4,010,002
4.000% due 7/24/2015	200,000	209,565
5.375% due 10/15/2015	1,000,000	1,078,672
5.750% due 10/18/2016	2,178,000	2,439,044
6.250% due 8/28/2017	1,045,000	1,209,083
5.950% due 12/28/2017	2,933,000	3,384,852
6.625% due 4/1/2018	10,152,000	11,968,924
7.300% due 5/13/2019	4,020,000	4,929,987
6.250% due 7/8/2019 (b)	139,000	144,630
5.625% due 9/23/2019	400,000	459,254
5.500% due 1/26/2020	10,000	11,303
3.500% due 10/15/2020 (b)	1,457,000	1,455,938

Mylan Inc.
7.875% due 7/15/2020 (d)	3,600,000	4,090,108

NASDAQ OMX Group, Inc.
4.000% due 1/15/2015	250,000	258,488

National City Bank of Indiana
4.250% due 7/1/2018	200,000	215,788

National Retail Properties Inc.
6.875% due 10/15/2017	2,273,000	2,656,446

National Rural Utilities
7.200% due 10/1/2015	30,000	32,714

NationsBank Corp.
7.750% due 8/15/2015	2,251,000	2,491,515

NET Servicos de
Comunicacao S.A.
7.500% due 1/27/2020	43,980,000	47,718,300

NIPSCO Capital Markets, Inc.
7.860% due 3/27/2017	40,000	45,832

NiSource Finance Corp.
5.400% due 7/15/2014	230,000	236,654

Northern Indiana Public
Service Co.
7.590% due 6/12/2017	182,000	207,519

Ohio Casualty Corp.
7.300% due 6/15/2014	497,000	512,823

Owens Corning
6.500% due 12/1/2016	3,372,000	3,769,609

Petrobras Energia S.A.
5.875% due 5/15/2017 (d)	13,500,000	14,310,000
5.875% due 5/15/2017	20,549,000	21,781,940

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2013

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Petrobras Int’l. Finance Co.
7.875% due 3/15/2019	$11,150,000	$12,895,945
5.750% due 1/20/2020	2,370,000	2,463,824

Petrohawk Energy Corp.
7.875% due 6/1/2015	208,000	213,200
7.250% due 8/15/2018	41,891,000	45,347,007
6.250% due 6/1/2019	157,000	171,538

Pitney Bowes Inc.
5.750% due 9/15/2017	67,000	74,200
6.250% due 3/15/2019	918,000	1,034,576
5.250% due 1/15/2037	43,717,000	46,589,600

Platinum Underwriters
Finance, Inc.
7.500% due 6/1/2017	15,017,000	16,954,944

PNC Funding Corp.
5.250% due 11/15/2015	352,000	380,288

PNM Resources Inc.
9.250% due 5/15/2015	617,000	685,641

PPL Energy Supply, LLC
5.400% due 8/15/2014	15,000	15,503
6.500% due 5/1/2018	1,000,000	1,128,617

Principal Life Income
Funding Trusts
5.000% due 4/15/2014	30,000	30,419
5.000% due 4/15/2014	40,000	40,634
5.000% due 4/15/2014	5,000	5,071
3.398% due 4/1/2016 (a)	50,000	50,848

Prologis, Inc.
6.875% due 3/15/2020	4,000	4,792

Protective Life Corp.
4.875% due 11/1/2014	820,000	846,918

Protective Life Secured Trusts
4.250% due 3/15/2014	20,000	20,141

Provident Cos., Inc.
7.000% due 7/15/2018	1,057,000	1,225,154

Prudential Financial, Inc.
6.200% due 1/15/2015	1,100,000	1,167,404
5.000% due 3/16/2015	140,000	146,012
8.875% due 6/15/2038 (a)	31,958,000	38,749,075

Prudential PLC
11.750% due 12/23/2014 (a) (e)	3,936,000	4,324,680

Qwest Corp.
7.500% due 10/1/2014	1,495,000	1,572,933

R.R. Donnelley & Sons Co.
5.500% due 5/15/2015	3,314,000	3,487,985
8.600% due 8/15/2016	327,000	378,503
6.125% due 1/15/2017	2,791,000	3,038,701

Regions Bank / Birmingham AL
7.500% due 5/15/2018	15,723,000	18,749,678

Regions Financial Corp.
7.750% due 11/10/2014	2,787,000	2,959,042

Royal Bank of Scotland
Group PLC
3.000% due 9/14/2022 (b)	20,000	19,987

Ryder System, Inc.
5.850% due 3/1/2014	102,000	103,311

Seagate HDD Cayman
7.750% due 12/15/2018	7,375,000	8,130,937
6.875% due 5/1/2020	11,272,000	12,258,300

Security Benefit Life Insurance
8.750% due 5/15/2016 (d)	8,000,000	9,011,064

Seminole Indian Tribe of Florida
8.030% due 10/1/2020 (d)	37,500,000	41,250,000

Skyway Concession Co. LLC
0.528% due 6/30/2017 (a) (d)	11,275,000	10,062,937

SL Green Realty Corp.
5.000% due 8/15/2018	16,015,000	17,195,578

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2013

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
SLM Corp.
4.300% due 12/15/2013	$2,000	$1,999
5.150% due 12/15/2013	60,000	59,980
5.250% due 12/15/2013	30,000	29,991
3.638% due 1/31/2014 (a)	127,000	126,864
4.700% due 3/15/2014	25,000	24,898
4.950% due 3/15/2014	15,000	14,949
5.150% due 3/15/2014	10,000	9,971
3.318% due 4/1/2014 (a)	155,000	154,242
3.898% due 6/2/2014 (a)	70,000	69,633
5.050% due 11/14/2014	142,000	146,970
3.268% due 12/15/2014 (a)	444,000	438,969
5.000% due 3/15/2015 (b)	11,000	10,848
5.000% due 4/15/2015	425,000	444,125
3.468% due 9/15/2015 (a)	90,000	88,678
5.000% due 9/15/2015	55,000	53,950
5.000% due 9/15/2015	140,000	137,319
5.000% due 9/15/2015	46,000	45,119
5.250% due 9/15/2015	75,000	73,879
3.568% due 12/15/2015 (a)	128,000	127,661
5.150% due 3/15/2017	3,085,000	2,992,450
4.800% due 6/15/2017 (b)	59,000	56,216
5.100% due 6/15/2017 (b)	35,000	33,676
4.700% due 12/15/2017 (b)	33,000	30,980
5.250% due 3/15/2018	5,000	4,762
5.450% due 3/15/2018	74,000	70,998
5.600% due 3/15/2018	30,000	28,951
5.000% due 6/15/2018	168,000	167,944
5.600% due 6/15/2018	29,000	27,832
8.450% due 6/15/2018	9,790,000	11,405,350
5.200% due 12/15/2018 (b)	30,000	27,970
5.450% due 12/15/2018 (b)	46,000	43,371
5.250% due 3/15/2019	42,000	38,995
5.500% due 3/15/2019	800,000	752,080
5.500% due 3/15/2019 (b)	375,000	369,283
5.900% due 3/15/2019 (b)	30,000	28,727
6.000% due 3/15/2019 (b)	110,000	105,776
6.000% due 3/15/2019 (b)	61,000	58,658
6.200% due 3/15/2019 (b)	44,000	42,699
6.250% due 3/15/2019 (b)	20,000	19,453
5.190% due 4/24/2019	731,000	711,605
3.768% due 5/3/2019 (a)	217,000	208,774
5.000% due 6/15/2019	158,000	144,376
5.000% due 6/15/2019	48,000	43,861
5.150% due 6/15/2019	11,000	10,071
6.000% due 6/15/2019	25,000	23,947
6.000% due 6/15/2019	94,000	90,041
5.500% due 9/15/2019	5,000	4,647
6.000% due 9/15/2019	43,000	41,000
8.000% due 3/25/2020	20,888,000	23,707,880
6.000% due 9/15/2020 (b)	15,000	14,110
6.250% due 9/15/2020 (b)	154,000	146,922
6.500% due 12/15/2020 (b)	71,000	71,032
6.750% due 12/15/2020 (b)	306,000	299,228
6.750% due 12/15/2020 (b)	95,000	92,898
6.000% due 6/15/2021 (b)	67,000	65,000
6.000% due 6/15/2021	40,000	36,539
6.000% due 6/15/2021	251,000	229,253
6.000% due 6/15/2021	381,000	349,510
6.150% due 6/15/2021	271,000	251,089
6.150% due 6/15/2021	152,000	140,832
7.000% due 6/15/2021 (b)	194,000	189,962
7.250% due 1/25/2022	805,000	853,300
5.400% due 4/25/2023 (b)	70,000	59,848

Springleaf Finance Corp.
6.900% due 12/15/2017	1,000,000	1,080,000

StanCorp Financial Group, Inc.
6.900% due 6/1/2067 (a)	401,000	398,995

State Bank of India/London
4.125% due 8/1/2017 (d)	8,000,000	8,110,272

Steelcase Inc.
6.375% due 2/15/2021	787,000	869,208

Sunoco, Inc.
4.875% due 10/15/2014	2,495,000	2,577,617
9.625% due 4/15/2015	6,466,000	7,200,725

SunTrust Bank
5.000% due 9/1/2015	690,000	734,447
5.450% due 12/1/2017	51,000	56,218

Susa Partnership L.P.
8.200% due 6/1/2017	16,000	19,098
7.450% due 7/1/2018	130,000	155,863

Tech Data Corp.
3.750% due 9/21/2017	4,301,000	4,425,587

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2013

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Telecom Italia
6.175% due 6/18/2014	$1,805,000	$1,849,109
6.999% due 6/4/2018	28,868,000	31,916,663
7.175% due 6/18/2019	1,480,000	1,652,398

Textron Financial Corp.
5.125% due 8/15/2014	135,000	138,747
6.200% due 3/15/2015	14,000	14,920

Transatlantic Holdings, Inc.
5.750% due 12/14/2015	2,590,000	2,822,724

21st Century Insurance Group
5.900% due 12/15/2013	363,000	363,543

UDR, Inc.
5.500% due 4/1/2014	421,000	427,156
5.250% due 1/15/2015	690,000	721,067

Unitrin, Inc.
6.000% due 11/30/2015	10,185,000	10,944,750
6.000% due 5/15/2017	8,974,000	9,965,223

Unum Group
7.125% due 9/30/2016	2,200,000	2,514,842

Warner Chilcott Co. LLC
7.750% due 9/15/2018	46,392,000	50,509,290

Weingarten Realty Investors
4.857% due 1/15/2014	807,000	810,692

Wells Fargo & Co.
7.980% due 3/15/2018 (a) (e)	46,026,000	51,664,185

Western Union Co.
5.930% due 10/1/2016	33,095,000	36,995,676

Westinghouse Credit
8.875% due 6/14/2014	93,000	96,994

Westvaco Corp.
7.650% due 3/15/2027	268,000	284,454
7.500% due 6/15/2027	796,000	839,760

Weyerhaeuser Co.
6.950% due 8/1/2017	195,000	227,848

White Mountains Re Group, Ltd.
6.375% due 3/20/2017 (d)	18,996,000	20,874,400

Willis N.A. Inc.
6.200% due 3/28/2017	1,801,000	1,982,321

WPP Finance UK
5.875% due 6/15/2014	505,000	518,814

Wyndham Worldwide
6.000% due 12/1/2016	2,615,000	2,897,799
5.750% due 2/1/2018	2,020,000	2,232,453

Wynn Las Vegas LLC
7.875% due 5/1/2020	3,615,000	3,990,056
7.750% due 8/15/2020	41,546,000	46,323,790

XL Capital
5.250% due 9/15/2014	4,220,000	4,373,608

Zions Bancorporation
3.400% due 6/30/2014	15,000	15,032
7.750% due 9/23/2014	14,349,000	15,072,376
3.500% due 9/15/2015	4,790,000	4,783,332
2.550% due 11/16/2015	1,966,000	1,966,594
5.500% due 5/10/2016	2,943,000	2,934,409
2.750% due 5/16/2016	11,315,000	11,333,647
4.000% due 6/20/2016	60,000	62,609
5.000% due 8/1/2016	3,650,000	3,652,183
5.250% due 11/7/2016	1,158,000	1,156,641
3.050% due 2/15/2017	3,700,000	3,716,446
4.500% due 3/27/2017	1,125,000	1,206,846

Total Corporate Bonds		1,931,230,456

Federal Agency Mortgage-
Backed Securities - 0.0%
Fannie Mae
6.000% due 8/1/2014,
Pool #25-5434F	2,860	2,904
7.000% due 7/1/2015,
Pool #53-5461F	2,824	2,902
8.000% due 9/1/2015,
Pool #53-5460F	6,506	6,739
6.500% due 1/1/2019,
Pool #76-9194F	50,295	53,902

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2013

	Principal
	Amount	Value
BONDS (continued)

Federal Agency Mortgage-
Backed Securities (continued)
Fannie Mae (continued)
6.000% due 10/1/2037,
Pool #88-8736F	$284,073	$304,581
6.000% due 3/1/2038,
Pool #25-7134F	194,731	208,534

Freddie Mac
4.500% due 5/1/2018,
Pool #P1-0032	36,855	37,879
6.500% due 12/1/2018,
Pool #C9-0241	35,675	39,572
6.000% due 11/1/2021,
Pool #G1-2449	62,284	68,117
6.000% due 2/1/2022,
Pool #G1-2758	110,398	120,683

Ginnie Mae
5.500% due 6/15/2017,
Pool #58-4476X	1,427	1,525
5.500% due 7/20/2018,
Pool #00-3411M	11,194	11,949
7.000% due 5/15/2033,
Pool #78-2071X	48,777	58,417
5.500% due 6/20/2038,
Pool #00-4163M	47,542	50,250

Total Federal Agency Mortgage-
Backed Securities		967,954

Taxable Municipal Bonds - 2.6%
Casino Reinvestment
Development Authority NJ
5.340% due 6/1/2020	2,990,000	2,950,054

City of Detroit MI Water Supply
System Revenue
3.607% due 7/1/2016	500,000	497,385

County of Reeves TX Certs.
of Participation
4.800% due 12/1/2013	5,000	5,000
5.150% due 12/1/2014	20,000	20,106
6.150% due 12/1/2015	930,000	962,057
7.000% due 12/1/2015	10,000	10,576
6.000% due 12/1/2016	75,000	78,129
5.000% due 12/1/2017	45,000	43,765
6.250% due 12/1/2017	20,000	20,358
7.400% due 12/1/2017	135,000	142,141
6.500% due 12/1/2018	80,000	81,648
7.500% due 12/1/2018	15,000	15,643
6.750% due 12/1/2019	585,000	598,502
6.125% due 12/1/2020	375,000	384,529
6.875% due 12/1/2020	320,000	327,526
6.375% due 12/1/2021	15,000	14,516
7.000% due 12/1/2021	140,000	143,221
7.700% due 12/1/2021	2,890,000	3,010,051

Garza County TX Public
Facility Corp.
6.200% due 10/1/2020	1,335,000	1,354,037

Lancaster PA Parking Authority
5.760% due 12/1/2017	525,000	551,854

LL & P Wind Energy, Inc. WA
5.733% due 12/1/2017 (d)	395,000	401,715
5.983% due 12/1/2022 (d)	7,295,000	7,242,695

Los Angeles CA Community
College District
4.760% due 8/1/2015	40,000	40,946

Puerto Rico Commonwealth
Gov’t. Development Bank
4.704% due 5/1/2016	24,080,000	20,457,164
3.875% due 2/1/2017	8,000,000	6,300,640
4.375% due 2/1/2019	12,395,000	8,979,682

Willacy County TX Local
Gov’t. Corp.
7.800% due 12/1/2028	60,000	61,297

Willacy County TX Public
Facility Corp.
5.000% due 12/1/2015	1,230,000	1,262,570
6.000% due 12/1/2016	1,330,000	1,381,112
6.000% due 12/1/2017	240,000	250,879

Total Taxable Municipal Bonds		57,589,798

TOTAL BONDS
(COST $2,169,060,002)		2,192,728,396

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2013

	Shares	Value
SHORT-TERM INVESTMENTS - 0.3%

Money Market Funds - 0.3%
Fidelity Money Market Portfolio
Class I, 0.045% (f)	8,066,748	$8,066,748

Total Money Market Funds		8,066,748

	TOTAL SHORT-TERM INVESTMENTS
(COST $8,066,748)		8,066,748

TOTAL INVESTMENTS - 97.7%
(COST $2,177,126,750)		2,200,795,144

NET OTHER ASSETS AND
LIABILITIES - 2.3%		51,267,205

NET ASSETS - 100.0%		$2,252,062,349

(a)	Interest rate shown represents the current coupon rate at November 30, 2013.
(b)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.
(c)	Zero-coupon security.
(d)	Security is exempt from registration under Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)	Perpetual maturity, date shown represents next contractual call date.
(f)	Interest rate shown represents the 7-day yield at November 30, 2013.

PLC: Public Limited Company

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
November 30, 2013

Example

A Fund shareholder may incur two types of costs: (1) transaction costs such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Period*
	06/01/13	11/30/13	06/01/13-11/30/13
Thompson LargeCap Fund
Actual	$1,000.00	$1,118.08	$6.37
Hypothetical (5% return before expenses)	$1,000.00	$1,018.98	$6.07
Thompson MidCap Fund
Actual	$1,000.00	$1,132.18	$6.95
Hypothetical (5% return before expenses)	$1,000.00	$1,018.48	$6.58
Thompson Bond Fund
Actual	$1,000.00	$1,006.69	$3.72
Hypothetical (5% return before expenses)	$1,000.00	$1,021.29	$3.75

*	Expenses are equal to the annualized [net] expense ratio for each Fund (LargeCap Fund: 1.20%; MidCap Fund: 1.30%; and Bond Fund: 0.74%), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2013 (In thousands, except per share amounts)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
ASSETS
Total investments in securities, at value (Cost $104,633, $31,090 and
$2,177,127, respectively)	$124,940	$37,797	$2,200,795
Due from sale of securities	3,225	4	4,577
Receivable from fund shares sold	13	3	24,937
Dividends and interest receivable	225	42	33,487
Prepaid expenses	9	5	93
Total Assets	128,412	37,851	2,263,889
LIABILITIES
Due on purchase of securities	3,461	184	6,947
Payable for fund shares redeemed	4	1	3,531
Accrued expenses payable	41	33	137
Due to Advisor	108	25	1,212
Total Liabilities	3,614	243	11,827
NET ASSETS	$124,798	$37,608	$2,252,062
Net Assets consist of:
Capital stock ($.001 par value)	$171,980	$27,121	$2,201,067
Undistributed net investment income	364	–	21,532
Accumulated net realized gain (loss) on investments	(67,853)	3,780	5,795
Net unrealized appreciation on investments	20,307	6,707	23,668
Net Assets	$124,798	$37,608	$2,252,062
Shares of capital stock outstanding (unlimited shares authorized)	2,685	2,679	189,031
Offering and redemption price/Net asset value per share	$46.47	$14.04	$11.91

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended November 30, 2013 (In thousands)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Investment income
Dividends(1)	$1,854	$392	$–
Interest	–	–	80,058
	1,854	392	80,058
Expenses
Investment advisory fees	1,049	306	10,766
Shareholder servicing costs	32	40	1,163
Administrative & accounting services fees	118	45	538
Custody fees	15	8	173
Federal & state registration	40	34	133
Directors fees	23	19	101
Professional fees	38	36	70
Other expenses	35	11	390
Total expenses	1,350	499	13,334
Less expenses reimbursed by Advisor	(2)	(101)	–
Net expenses	1,348	398	13,334
Net investment income (loss)	506	(6)	66,724
Net realized gain on investments	15,555	4,145	7,031
Net unrealized appreciation (depreciation) on investments	17,741	5,045	(17,723)
Net gain (loss) on investments	33,296	9,190	(10,692)
Net increase in net assets resulting from operations	$33,802	$9,184	$56,032

(1)Net of foreign withholding taxes	$7	$1	$–

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	LARGECAP		MIDCAP		BOND
	FUND		FUND		FUND
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,	November 30,
	2013	2012	2013	2012	2013	2012
Operations
Net investment income (loss)	$506	$509	$(6)	$(6)	$66,724	$35,828
Net realized gain on investments	15,555	12,001	4,145	2,194	7,031	2,478
Net unrealized appreciation (depreciation)
on investments	17,741	756	5,045	314	(17,723)	44,436
Net increase in net assets resulting
from operations	33,802	13,266	9,184	2,502	56,032	82,742
Distributions to Shareholders
Distributions from net investment income	(538)	(359)	–	–	(57,323)	(31,675)
Distributions from net realized gains on
securities transactions	–	–	(2,062)	(1,957)	(2,354)	(1,596)
Total distributions to shareholders	(538)	(359)	(2,062)	(1,957)	(59,677)	(33,271)

Fund Share Transactions (See Note 4)	(8,076)	(17,383)	5,931	6,390	963,424	586,782

Total Increase (Decrease) in Net Assets	25,188	(4,476)	13,053	6,935	959,779	636,253

Net Assets
Beginning of period	99,610	104,086	24,555	17,620	1,292,283	656,030
End of period	$124,798	$99,610	$37,608	$24,555	$2,252,062	$1,292,283
Undistributed net investment income (loss)
included in net assets at end of period	$364	$396	$–	$(6)	$21,532	$10,999

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2013

NOTE 1 - ORGANIZATION
Thompson IM Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson LargeCap Fund (the “LargeCap Fund”), Thompson MidCap Fund (the “MidCap Fund”) and Thompson Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The objectives and strategies of each Fund are described in the Funds’ Prospectus.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors (the “Funds’ Board”). Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities with remaining maturities of 60 days or less are generally valued at amortized cost basis. Exchange-traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Investments in money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds.

When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Pricing Policies and Procedures adopted by the Funds’ Board, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. No securities in any of the Funds were fair valued as of November 30, 2013.

In accordance with generally accepted accounting principles in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The determination of

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2013

what constitutes “observable” requires significant judgment by the Fund. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument. Investments whose values are based on quoted market prices in active markets, and which are therefore classified as level-1 securities, include active listed equities and certain U.S. government obligations.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified as level-2 securities. These include certain U.S. government obligations, most government agency securities, investment-grade corporate bonds, sovereign government bonds, municipal bonds, and less liquid listed equities. Level-2 investments include positions that are not traded in active markets.

Investments classified as level-3 securities have significant unobservable inputs, as they trade infrequently or not at all. Level-3 instruments include private-placement and less liquid corporate and municipal debt securities. When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Fund in estimating the value of level-3 investments include the original transaction price and recent transactions in the same or similar instruments.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2013:

	LargeCap Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks	$124,573,803	$–	$–	$124,573,803
Short-term securities	366,363	–	–	366,363
Total Assets	$124,940,166	$–	$–	$124,940,166

	MidCap Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks	$37,597,089	$–	$–	$37,597,089
Short-term securities	200,199	–	–	200,199
Total Assets	$37,797,288	$–	$–	$37,797,288

	Bond Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Bonds	$–	$2,192,728,396	$–	$2,192,728,396
Short-term securities	8,066,748	–	–	8,066,748
Total Assets	$8,066,748	$2,192,728,396	$–	$2,200,795,144

There were no transfers between level-1 and level-2 securities and the Funds did not invest in any level-3 investments as of and during the fiscal year ended November 30, 2013. It is the Funds’ policy to record transfers at the end of the reporting period. Refer to each Fund’s Schedule of Investments for additional information regarding security types and industry classifications.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2013

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

OPTIONS - Each Fund may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may use options to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to purchase and protect against exposure to interest rate changes. Each Fund may also use options to enhance total return or invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investment. The use of options for hedging purposes involves certain risks and may result in a loss if changes in the value of the option move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

Each Fund may write covered call/put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current fair value of the options written. Premiums received from writing options that expire unexercised are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the LargeCap Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2013

LINE OF CREDIT - The Funds have established an unsecured line of credit (“LOC”) with U.S. Bank N.A. which expires November 14, 2014 used primarily to finance redemption payments. Each individual Fund’s borrowing under the LOC is limited to either 5% of the value of that Fund’s total assets or any explicit borrowing limits imposed by the Funds’ Board, whatever is less. As of November 30, 2013, the limits established by the Funds’ Board are: LargeCap Fund - $6,000,000, MidCap Fund - $1,700,000 and Bond Fund - $100,000,000. The LOC was drawn upon during the year; however, as of November 30, 2013, there were no borrowings by the Funds outstanding under the LOC. The following table shows the average balance, average interest rate and interest expense incurred by the Funds on borrowings under the LOC for the fiscal year ended November 30, 2013.

	Average	Average	Interest
Fund	Balance	Interest Rate	Expense
LargeCap Fund	$106,532	3.250%	$3,510
MidCap Fund	$11,764	3.250%	$386
Bond Fund	$1,823,504	3.250%	$60,125

GUARANTEES AND INDEMNIFICATIONS - Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Funds (including the Funds’ investment manager) is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - As of and during the fiscal year ended November 30, 2013, the Funds did not have a liability for unrecognized tax benefits in the accompanying financial statements. Also, the Funds recognized no interest or penalties related to unrecognized tax benefits during the same period. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. Generally, each of the tax years in the four-year period ended November 30, 2013 remains subject to examination by taxing authorities. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SUBSEQUENT EVENTS - The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined that such subsequent events do not have an impact on the Funds’ financial statements.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM” or “Advisor”) is retained by the Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the LargeCap Fund and MidCap Fund - 1.00% of the first $50 million of average daily net assets and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets and 0.60% of average daily net assets in excess of $50 million.

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the LargeCap Fund from March 31, 2013 through November 30, 2013 and the MidCap Fund and Bond Fund from December 1, 2012 through March 31, 2014, so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: LargeCap Fund-1.20%, MidCap Fund-1.30% and Bond Fund-0.80%. Prior to March 31, 2013, the applicable expense limitation percentage for the LargeCap Fund was 1.40%. The Advisor reimbursed expenses incurred by the LargeCap Fund in the amount of $2,206 for the period from March 31, 2013 through November 30, 2013, and the MidCap Fund in the amount of $101,402 for the period from December 1, 2012 through November 30, 2013. The Funds are not obligated to reimburse the Advisor for any fees or expenses waived in previous fiscal years.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2013

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.025% of average daily net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM for the fiscal year ended November 30, 2013 in the amounts of $34,649, $33,058 and $213,525 for the LargeCap Fund, MidCap Fund and Bond Fund, respectively.

The Funds reimburse the Advisor for a portion of amounts paid by the Advisor out of the Advisor’s own resources under various shareholder, account maintenance, networking and other services provided to the Funds by broker-dealers and other intermediaries. The amount reimbursed by the Funds is equal to (1) for those accounts maintained through a shareholder servicing arrangement, an annual rate of no more than 0.10% of the average daily net assets of the omnibus accounts in the Funds for which all broker-dealers and other intermediaries, in the aggregate, are responsible, and (2) for those accounts maintained through a networking arrangement, no more than $6 per year per account in the Funds for which the broker-dealers and other intermediaries are responsible; provided however, in all cases only one of these fees shall be applicable to the assets in an account. This amount has been determined by the Funds’ Board to approximate the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these accounts. For the fiscal year ended November 30, 2013, the amounts reimbursed by the Funds to the Advisor were $27,925, $4,401 and $697,287 for the LargeCap Fund, MidCap Fund and Bond Fund, respectively.

As of November 30, 2013, retirement plan investments by certain employees of the Advisor represent 5.01% of the net assets of the MidCap Fund.

NOTE 4 - FUND SHARE TRANSACTIONS (in thousands)

Transactions in shares of the Funds were as follows:

	Year Ended		Year Ended
	November 30, 2013		November 30, 2012
	Shares	Dollars	Shares	Dollars
LargeCap Fund
Shares sold	323	$13,589	447	$14,978
Shares issued in reinvestment of dividends	14	517	12	343
Shares issued in reinvestment of realized gains	–	–	–	–
Shares redeemed	(559)	(22,182)	(1,014)	(32,704)
Net decrease	(222)	$(8,076)	(555)	$(17,383)

MidCap Fund
Shares sold	488	$6,084	549	$6,096
Shares issued in reinvestment of dividends	–	–	–	–
Shares issued in reinvestment of realized gains	195	2,058	205	1,953
Shares redeemed	(181)	(2,211)	(157)	(1,659)
Net increase	502	$5,931	597	$6,390

Bond Fund
Shares sold	144,318	$1,716,983	69,563	$810,480
Shares issued in reinvestment of dividends	4,549	53,604	2,562	29,525
Shares issued in reinvestment of realized gains	188	2,229	136	1,521
Shares redeemed	(68,208)	(809,392)	(21,964)	(254,744)
Net increase	80,847	$963,424	50,297	$586,782

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2013

NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the fiscal year ended November 30, 2013 were as follows:

	Securities other than U.S.
	Government and Short-term
	Investments		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
LargeCap Fund	$42,280,903	$50,455,350	$–	$–
MidCap Fund	$18,033,961	$14,156,258	$–	$–
Bond Fund	$1,595,327,137	$228,879,418	$70,228	$14,947

NOTE 6 - INCOME TAX INFORMATION
At November 30, 2013, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

				Net unrealized	Distributable	Distributable
		Unrealized	Unrealized	appreciation	ordinary	long-term
	Federal tax cost	appreciation	depreciation	(depreciation)	income	capital gains
LargeCap Fund	$104,971,807	$23,277,286	$(3,308,927)	$19,968,359	$364,330	$–
MidCap Fund	$31,243,495	$7,443,385	$(889,592)	$6,553,793	$246,002	$3,686,265
Bond Fund	$2,177,126,750	$49,594,085	$(25,925,691)	$23,668,394	$21,532,361	$5,794,499

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales and straddles.

The tax components of distributions paid during the fiscal year ended November 30, 2013, capital loss carryforward as of November 30, 2013 and tax basis post-October losses as of November 30, 2013, which are not being recognized for tax purposes until the first day of the following fiscal year are:

	Ordinary	Long-term	Net capital
	income	capital gains	loss	Post-October
	distributions	distributions	carryforward*	Losses
LargeCap Fund	$538,254	$–	$67,514,030	$–
MidCap Fund	$–	$2,062,420	$–	$–
Bond Fund	$57,322,991	$2,353,544	$–	$–

*	The LargeCap Fund has capital losses in the amount of $19,758,747 and $47,755,283 which expire on November 30, 2016 and November 30, 2017, respectively.

The tax components of distributions paid during the fiscal year ended November 30, 2012 are:

	Ordinary	Long-term
	income	capital gains
	distributions	distributions
LargeCap Fund	$358,796	$–
MidCap Fund	$165,439	$1,791,599
Bond Fund	$31,793,469	$1,478,148

The following distributions were declared on December 18, 2013, payable to shareholders on December 19, 2013 (Unaudited):

	Ordinary income		Long-term capital gains
	distributions		distributions
	Amount	Per share	Amount	Per share
LargeCap Fund	$472,077	$0.18	$–	$–
MidCap Fund	$246,171	$0.09	$3,687,221	$1.38
Bond Fund	$27,152,350	$0.14	$5,801,616	$0.03

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2013	2012	2011	2010	2009
LARGECAP FUND

Net Asset Value, Beginning of Period	$34.27	$30.07	$29.20	$27.04	$19.75
Income from Investment Operations
Net investment income	0.19	0.18	0.08	0.01	0.07
Net realized and unrealized gains
on investments and options	12.20	4.13	0.80	2.20	7.51
Total from Investment Operations	12.39	4.31	0.88	2.21	7.58
Less Distributions
Distributions from net investment income	(0.19)	(0.11)	(0.01)	(0.05)	(0.29)
Distributions from net realized gains	–	–	–	–	–
Total Distributions	(0.19)	(0.11)	(0.01)	(0.05)	(0.29)

Net Asset Value, End of Period	$46.47	$34.27	$30.07	$29.20	$27.04

Total Return	36.33%	14.37%	3.02%	8.17%	38.88%

Ratios/Supplemental Data
Net assets, end of period (millions)	$124.8	$99.6	$104.1	$125.8	$144.1
Ratios to average net assets:
Ratio of expenses	1.21%	1.31%	1.31%	1.36%	1.54%
Ratio of expenses without reimbursement	1.22%	1.31%	1.31%	1.36%	1.54%
Ratio of net investment income	0.46%	0.47%	0.24%	0.05%	0.32%
Ratio of net investment income
without reimbursement	0.45%	0.47%	0.24%	0.05%	0.32%
Portfolio turnover rate	38%	30%	40%	37%	63%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2013	2012	2011	2010		2009
MIDCAP FUND

Net Asset Value, Beginning of Period	$11.28	$11.15	$11.36	$9.39		$6.18
Income from Investment Operations
Net investment income	–	–	–	–		0.01
Net realized and unrealized gains
on investments	3.71	1.38	0.44	2.02		3.25
Total from Investment Operations	3.71	1.38	0.44	2.02		3.26
Less Distributions
Distributions from net investment income	–	–	–	–	(a)	(0.05)
Distributions from net realized gains	(0.95)	(1.25)	(0.65)	(0.05)		–
Total Distributions	(0.95)	(1.25)	(0.65)	(0.05)		(0.05)

Net Asset Value, End of Period	$14.04	$11.28	$11.15	$11.36		$9.39

Total Return	35.65%	14.41%	3.69%	21.71%		53.04%

Ratios/Supplemental Data
Net assets, end of period (millions)	$37.6	$24.6	$17.6	$15.7		$9.6
Ratios to average net assets:
Ratio of expenses	1.30%	1.30%	1.30%	1.30%		1.30%
Ratio of expenses without reimbursement	1.63%	1.83%	1.96%	2.34%		4.21%
Ratio of net investment income (loss)	(0.02% )	(0.03% )	(0.19% )	(0.09%	)	0.12%
Ratio of net investment loss
without reimbursement	(0.35% )	(0.56% )	(0.85% )	(1.14%	)	(2.79% )
Portfolio turnover rate	47%	44%	47%	39%		61%

(a) Less than .005 per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2013	2012	2011		2010	2009
BOND FUND

Net Asset Value, Beginning of Period	$11.95	$11.33	$11.54		$11.16	$9.24
Income from Investment Operations
Net investment income	0.41	0.41	0.42		0.34	0.63
Net realized and unrealized gains (losses)
on investments	(0.03)	0.67 (a)	(0.17	)(a)	0.46 (a)	2.01
Total from Investment Operations	0.38	1.08	0.25		0.80	2.64
Less Distributions
Distributions from net investment income	(0.40)	(0.43)	(0.40)		(0.34)	(0.72)
Distributions from net realized gains	(0.02)	(0.03)	(0.06)		(0.08)	–
Total Distributions	(0.42)	(0.46)	(0.46)		(0.42)	(0.72)

Net Asset Value, End of Period	$11.91	$11.95	$11.33		$11.54	$11.16

Total Return	3.24%	9.70%	2.16%		7.33%	30.05%

Ratios/Supplemental Data
Net assets, end of period (millions)	$2,252.1	$1,292.3	$656.0		$437.5	$134.2
Ratios to average net assets:
Ratio of expenses	0.74%	0.78%	0.80%		0.80%	0.75%
Ratio of expenses without reimbursement	0.74%	0.78%	0.84%		0.87%	1.20%
Ratio of net investment income	3.73%	3.90%	3.89%		3.52%	6.40%
Ratio of net investment income
without reimbursement	3.73%	3.90%	3.86%		3.44%	5.95%
Portfolio turnover rate	33%	16%	14%		10%	85%

(a)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Thompson IM Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thompson IM Funds, Inc., comprising Thompson LargeCap Fund, Thompson MidCap Fund, and Thompson Bond Fund (the “Funds”) as of November 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 2009, were audited by another independent registered public accounting firm, whose report dated January 22, 2010, expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Thompson IM Funds, Inc. as of November 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 21, 2014

DIRECTORS AND OFFICERS (Unaudited)
(Information as of 12/31/13)

	Position(s)
	Held with		Number of	Other
	Thompson IM		Thompson IM	Directorships
	Funds, Inc. and	Principal Occupation(s)	Funds Overseen	Held
Name and Age	Length of Time Served(1)	During Past Five Years	by Director	by Director
Independent Directors:

John W. Feldt Birth date: 5/2/42	Chairman since July 2012 Director since 1987	Currently retired Senior Vice President of Finance of the University of Wisconsin Foundation from 1984 to 2006 Former Vice President of Finance for the University of Wisconsin Foundation	3	Baird Funds, Inc. (9 funds)

George E. Austin Birth date: 9/15/52	Director since 2011	President of AVA Civic Enterprises Inc. (consulting firm), since January 2011 Director of W. Jerome Frautschi Foundation Inc. (private foundation), since December 2012; President from 1998 to December 2012 Director of the Home Savings Bank since 1998 Director of Overture Development Corporation (support organization for Overture Center Foundation), since 2001; President from 2001 to 2009	3	None

Patricia Lipton Birth date: 12/9/42	Director since 2007	Currently retired Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004 Assistant Executive Director, SWIB from 1982 to 1989 Former Director, State Tax Policy Bureau of the Wisconsin Department of Revenue	3	None

Interested Directors and Officers:

John W. Thompson(2) Birth date: 7/26/43	Director since 1987 Chairman from 1987 to January 2009 Chief Executive Officer since 2005 President since January 2009	President of Thompson Investment Management, Inc. (“TIM”) since 2004 President of Thompson Plumb & Associates, Inc. (“TPA”) (investment advisor) from 1984 to 2003 Treasurer of TPA from 1993 to 2003 A Chartered Financial Analyst	3	None

Jason L. Stephens(2) Birth date: 10/15/74	Director since 2011 Vice President since 2009 Secretary from 2005 to 2010	Chief Operating Officer of TIM since June 2009 Corporate Secretary of TIM since 2004 Portfolio Manager of TIM since 2007 Research Analyst of TIM from 2004 to 2007 Research Analyst of TPA from 2003 to 2003 A Chartered Financial Analyst	3	None

DIRECTORS AND OFFICERS (Unaudited) (Continued)
(Information as of 12/31/13)

Position(s)
	Held with		Number of	Other
	Thompson IM		Thompson IM	Directorships
	Funds, Inc. and	Principal Occupation(s)	Funds Overseen	Held
Name and Age	Length of Time Served(1)	During Past Five Years	by Director	by Director
James T. Evans Birth date: 6/6/75	Vice President since 2009
  Chief Investment Officer of TIM since June 2009
  Portfolio Manager of TIM since 2008
  Research Analyst of TIM from 2005 to 2008
  Managing Director of Nakoma Capital Management, from 2000 to 2005
  A Chartered Financial Analyst
			N/A	N/A

Penny M. Hubbard Birth date: 6/2/61	Chief Financial Officer and Treasurer since 2005	Vice President - Administrative Services of TIM since 2004 Assistant Vice President - Client Services of TPA and various other capacities 1984-2004	N/A	N/A

Nedra S. Pierce Birth date: 10/2/61	Chief Compliance Officer since 2006	Chief Compliance Officer of TIM since 2006 Director of Business Development of TIM from 2004 to 2006 and since June 2010 Director of Business Development of TPA from 1998 to 2003	N/A	N/A

Lesley T. Bailey Birth date: 9/30/78	Secretary since 2010	Fund Accounting and Administration at TIM since 2004 Fund Accounting and Administration at TPA from 2001 to 2004	N/A	N/A

Sarah M. Baumgartner Birth date: 2/21/84	Assistant Secretary since 2012	Fund Accounting and Administration at TIM since 2007	N/A	N/A

The address of each Director and officer as it relates to the Company’s business is 918 Deming Way, Madison WI 53717.

(1) Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2) John W. Thompson and Jason L. Stephens are “interested persons” of the Investment Company by virtue of their position with the Investment Company and TIM.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON IM FUNDS

INVESTMENT ADVISOR
Thompson Investment Management, Inc.
918 Deming Way
Madison, Wisconsin 53717

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson IM Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonim.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “Act”) requires that the Investment Advisory Agreement (the “Agreement”) for Thompson IM Funds, Inc. (the “Funds”) be approved annually by a vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Agreement or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”). At its meeting on November 7, 2013, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Agreement between the Funds and Thompson Investment Management, Inc. (the “Advisor”) for each of the LargeCap Fund, the MidCap Fund and the Bond Fund (each of these series of the Funds is sometimes referred to as a “Fund” in this section).

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the performance of each of the Funds in comparison to its benchmark index and to a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds and with fees charged by the Advisor to other clients whose assets are managed under similar objectives and strategies; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

In connection with the renewal process, both the Independent Directors as well as the full Board met separately in person on November 7, 2013, and the full Board met by telephone on October 25, 2013, to consider information relevant to the renewal process. The Independent Directors and the full Board are referred to collectively as the “Board” in this section.

To facilitate evaluation of the Agreement, the Board received and reviewed information prepared or compiled by the Advisor as well as an independent analysis of each Fund’s performance, expenses, and profitability prepared by Lipper Inc. (“Lipper”). Information reviewed included a memorandum from Fund counsel discussing the fiduciary duty of Directors under Section 15(c) of the Act; an executive summary and memorandum from Fund management providing its recommendation for renewal of the Agreement; the Advisor’s analysis of profitability of the Agreement to the Advisor and the profitability of related service contracts with the Advisor; a separate profitability comparison prepared by Lipper; a detailed statistical report from Lipper comparing each Fund’s respective performance and expenses with both a comparison “group” and a comparison “universe” of other funds; information regarding the composition of and fees charged for standardized investment products offered to separately managed account clients of the Advisor; the Advisor’s Form ADV which, among other things, showed fees charged by the Advisor to manage the investments of other clients with objectives and programs similar to the Funds; the Agreement and other service agreements with the Advisor; and background information on the Funds’ portfolio managers and reports from the Funds’ Chief Compliance Officer. In addition, the Board had received and considered detailed information on the Funds’ investment performance and expenses at each of its quarterly meetings during the year as well as in-person reports from the Fund’s portfolio managers and reports from the Funds’ Chief Compliance Officer. Throughout the review and approval process, the Independent Directors were represented by independent legal counsel.

The Board considered the nature, extent, and quality of services provided by the Advisor, including services required to be provided under the Agreement, services required to be provided under other agreements with the Advisor and with affiliates of the Advisor, and additional services provided by the Advisor that were not required under any of those agreements. The Board considered the background and experience of the Funds’ portfolio managers, other advisory personnel, compliance personnel, and other support personnel. It noted that in addition to considering these factors at this meeting, it had also considered many of these factors during the course of its quarterly meetings over the past year as well as at its October 25 special telephonic meeting. The Board noted that, in addition to investment management and broker-selection services, the Advisor prepares compliance and other materials for each of the Board’s meetings; provides office space, equipment, information technology and administrative services necessary for operation of the Funds; and performs regular compliance and risk analysis functions for the Funds. The Board believed that the nature, extent, and quality of services provided by the Advisor were comparable to those provided by advisors to comparable funds and that such services were adequate for the Funds’ needs.

In reviewing the investment performance of each of the Funds, the Board reviewed the one-, two-, three-, four-, five- and ten-year and life-of-fund performances of the Bond Fund and LargeCap Fund and the one-, two-, three-, four-, and five-year and life-of-fund performances of the MidCap Fund. The MidCap Fund commenced operations on March 31, 2008, so only approximately five years of performance information was available for that Fund.

The Board noted that the Bond Fund ranked in the top 20 percent of its comparison group and its comparison universe over each period. The Board further noted that the Bond Fund had outperformed its benchmark index for the one-, three-, five-, and ten-year periods.

The Board observed that the investment performance of the LargeCap Fund during the periods being compared had markedly improved in more recent periods relative to the median performance of its comparison group and comparison universe, with the Fund in the first and second quintiles of its comparison group for the one- and three-year periods, respectively; however, the LargeCap Fund had

ADDITIONAL INFORMATION (Unaudited) (Continued)

underperformed its benchmark index for the five- and ten-year periods. The Board noted that adjustments to the security and sector weightings in the Fund taken over the past several years to align the Fund more closely with its benchmark were continuing to achieve their intended effect of reducing volatility and thereby reducing the risk of significantly underperforming the Fund’s benchmark. The Board observed that based on the Fund’s above-median performance during the past one- and three-year periods, the LargeCap Fund’s relative performance continued to trend in a positive direction.

The performance of the MidCap Fund ranked in the top 40 percent of the Fund’s Lipper comparison group for the three-year period and in the top 20 percent of both the Fund’s Lipper comparison group and its comparison universe for the one- and five-year and life-of-fund periods. The Fund ranked above the median of its comparison universe for the two- and three-year periods. The Board further noted that the MidCap Fund had outperformed its benchmark index for the one-year, five-year, and life-of-fund periods.

After considering the performances of the Bond Fund, LargeCap Fund and MidCap Fund, the Board determined that relative to the performances of comparable funds and to each Fund’s benchmark index, the performance of the Bond Fund was exceptional and that the performance of the MidCap Fund and LargeCap Fund was acceptable.

In reviewing the cost of services provided to the Funds and profits realized by the Advisor from these relationships, the Board compared information relating to the various management fees charged to separately managed accounts of the Advisor that have relatively analogous investment objectives as those of a Fund. Among the information reviewed by the Board was information relating to standardized investment products offered to separately managed account clients of the Advisor. The Board determined that these standardized products in most instances had investment objectives and styles that were sufficiently different from the investment objectives and styles of any of the Funds so as to make the comparison inapt. With respect to those standardized products available to separately managed account clients of the Advisor that the Board determined to be sufficiently similar in investment objective and strategy to a Fund to be relevant for comparative purposes, the Board determined that in light of the significantly different level of services and resources required for the management of these products and the Funds, the management fees charged by the Advisor with respect to each of the Funds were reasonable relative to the management fees charged by the Advisor with respect to the relevant standardized separately managed account product.

The Board noted that the Bond Fund’s contractual management fee was the highest of its Lipper comparison group and comparison universe. The Board also noted, however, that the Fund’s total expense ratio was below the median of its Lipper comparison group and in the top 60 percent of its comparison group, which the Board determined was reasonable.

The information provided by Lipper indicated that the advisory fees and total expense ratio of the LargeCap Fund were one of the highest in both the Fund’s Lipper comparison group and its comparison universe. The Board, however, observed that the Advisor was proposing a more substantial fee waiver that would create a ceiling on the maximum total expense ratio that the Fund could incur at 1.15 percent of average daily net assets of the Fund. The Board noted that if this fee waiver had been in place during the prior year, the Fund’s total expense ratio would have been in the third quintile of its Lipper comparison group. The Board also noted that the recent growth in total assets invested across the Funds could have the effect of reducing non-management expenses further, whereas these non-management expenses were currently above the median of the Fund’s comparison group and its comparison universe. After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the LargeCap Fund were reasonable.

The Board noted that the MidCap Fund’s contractual management fee, after waiver of a portion thereof by the Advisor, ranked in the top 40 percent of lowest management fees of funds in the MidCap Fund’s Lipper comparison group while ranking in the top 20 percent of its comparison universe. The Board noted that the non-management expense ratio of the Fund continued to be one of the highest in the Fund’s Lipper comparison group and comparison universe, and considered the reasons why this was the case. The Board observed that, given the relatively low level of assets in the Fund, the opportunity existed for non-management expenses to decline as the MidCap Fund grows in assets, thereby having a decreasing impact on the Fund’s total expenses. The Board observed that the actual total expense ratio of the Fund, despite the Fund’s relatively high non-management expenses, was lower than the median actual total expense ratio for funds in the Fund’s comparison group while falling in the top 80 percent for funds in the Fund’s comparison universe, which the Board believed was reasonable.

With regard to profitability, the Board noted that the Advisor’s pre-tax profitability, both before and after accounting for marketing fees borne by the Advisor, ranked near the median for comparable firms. The Board further determined that the operating margins of the Advisor were reasonable. After reviewing information provided by Lipper and reviewing the Advisor’s own analysis, the Board concluded that the cost of services provided by the Advisor and its affiliates to the Funds and the profits realized with respect thereto were reasonable.

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also considered whether economies of scale might be realized as the Funds’ assets increase. It noted that the Agreement provides for a fee breakpoint at $50 million of assets. This breakpoint is equal to ten basis points for the LargeCap Fund and MidCap Fund and five basis points for the Bond Fund. The Board considered that an increase in assets could provide economies of scale in the Funds’ operations. However, it noted that the level of assets of the LargeCap Fund presented no opportunity for such economies. The Board noted that the MidCap Fund continued to lack scale in comparison to other funds having similar investment objectives. Therefore the Board concluded that the MidCap Fund was unlikely to realize material economies of scale until its assets grew significantly. The Board noted that the Bond Fund had continued to grow significantly over the past year and that opportunities for economies of scale were becoming more likely, although the Board determined that the Bond Fund had not yet reached a point where the Fund was realizing any material economies of scale.

Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer. The Registrant’s Code of Ethics (as defined in Item 2(b) of Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.thompsonim.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. John Feldt, a director of the Registrant since 1987, has been determined to be an audit committee financial expert and is “independent” within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Feldt, currently retired, was the Senior Vice President-Finance for the University of Wisconsin Foundation from 1984 through 2006. In such capacity, he oversaw the investment and accounting functions for the Foundation. These duties required Mr. Feldt to supervise the Foundation’s controller and approve the Foundation’s accounting and audit information.

Item 4. Principal Accountant Fees and Services.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit-related, tax and other services and products provided by Cohen Fund Audit Services, Ltd, the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2012	2013
Audit Fees(1)	$34,500.00	$36,000.00
Audit-Related Fees(2)	$0.00	$0.00
Tax Fees(3)	$9,000.00	$9,000.00
All Other Fees(4)	$0.00	$0.00
TOTAL	$43,500.00	$45,000.00
____________________

(1)	This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

(3)	This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For 2012 and 2013, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income.

(4)	This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

2

Cohen Fund Audit Services, Ltd. did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management, Inc., the Registrant's investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.

The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

No services described in paragraphs (b)-(d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to shareholders dated as of November 30, 2013 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

3

Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)	Change in Internal Controls Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 21st day of January, 2014.

THOMPSON IM FUNDS, INC.

By:	/s/ John W. Thompson
John W. Thompson, Chief Executive
Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 21st day of January, 2014.

By:	/s/ John W. Thompson
John W. Thompson, Chief Executive
Officer and President (Principal
Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

5